UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-21504

 Advent/Claymore Enhanced Growth & Income Fund
(Exact name of registrant as specified in charter)

1271 Avenue of the Americas, 45th Floor, New York, NY 10020
________
 (Address of principal executive offices) (Zip code)

Robert White, Treasurer
1271 Avenue of the Americas, 45th Floor, New York, NY 10020
________
 (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2013

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ADVENT CAPITAL MANAGEMENT

CEF

APRIL 30, 2013 (Unaudited)

LCM | SEMIANNUAL REPORT

Advent/Claymore Enhanced Growth & Income Fund

WWW.GUGGENHEIMINVESTMENTS.COM/LCM
. . .YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/lcm, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

April 30, 2013

Tracy V. Maitland
President and Chief Executive Officer

DEAR SHAREHOLDER

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2013.

Advent Capital Management, LLC (the “Investment Manager”) serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of April 30, 2013, Advent managed approximately $6.5 billion in assets.

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) serves as the Investment Adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s primary investment objective is to seek current income and current gains from trading securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and up to 30% of assets in non-convertible high-yield securities. Additionally, the Fund intends to engage in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums.

Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities, and the degree to which the Fund engages in a covered call strategy, will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors.

For the six-month period ended April 30, 2013, the Fund generated a total return based on market price of 10.57% and a return of 10.00% based on NAV. As of April 30, 2013, the Fund’s market price of $10.01 represented a discount of 10.70% to NAV of $11.21. The Fund uses financial leverage to finance the purchase of additional securities, a strategy which contributed to performance for the period. All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions.

The Fund paid a quarterly dividend of $0.210 in November 2012 and February 2013. The most recent dividend represents an annualized distribution rate of 8.39% based on the Fund’s market price on April 30, 2013. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 34 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 3

DEAR SHAREHOLDER continued	April 30, 2013

Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the share price is lower than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answerssection, which provides additional information regarding the factors that influenced the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Fund’s website at www.guggenheiminvestments.com/lcm.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

May 31, 2013

4 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	April 30, 2013

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s Founder, President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the six-month period ended April 30, 2013.

Please describe the Fund’s objectives and management strategies.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers, and up to 30% in non-convertible high-yield securities. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. The Fund’s investments in convertibles and common stock provide capital appreciation potential, while the allocation to high-yield securities is primarily a source of income.

The Fund also uses a strategy of writing (selling) covered call options, but the percentage of positions to be written against can vary. As the percentage increases, the risks associated with covered call option writing also increase, and the Fund may also limit its ability to benefit from capital appreciation in holdings on which options have been written. In addition, the Fund may invest in other derivatives, such as foreign exchange currency contracts, futures contracts and swaps.

The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Please describe the economic and market environment over the last six months.

Security markets throughout the globe advanced sharply for the six months ended April 30, 2013 as quantitative easing by a number of central banks along with reasonable economic growth in many areas conspired to raise asset prices across stock and bond markets. U.S. and European broad market equity indices both advanced double-digits in the six months and the Japanese equity markets rocketed higher on aggressive money printing by the new government there.

Equity investors were rewarded by corporate profits remaining strong and issuers finding more than ample access to capital at ever-declining borrowing rates. U.S. economic reports and statistics, particularly those tied to the housing market and employment showed encouraging progress throughout the six months. The U.S. fiscal situation improved with the growing economy and near-term resolution of the most recent partisan negotiations over the federal budget and debt limits. Europe avoided any near-term repeats of sovereign confidence crises, and Japanese asset prices rose on an ask-questions-later mentality given the magnitude of quantitative easing implemented. Select emerging markets such as China, Brazil and India struggled relatively as GDP growth rates moderated and some commodity prices declined, but developed nation security markets almost universally advanced.

Emphasis on finding yield pervaded as it has in prior reporting periods, although the asset type focus seemed to shift toward high-dividend or defensive equities, as bond prices rose so high they heavily limited yield to investors. The best performing sectors in the U.S. market were traditionally lower-beta, less cyclical ones such as consumer staples, health care and utilities, as dividends in many cases made equities higher-yielding than bonds from the same issuer.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2013, the Fund generated a total return based on market price of 10.57% and a return of 10.00% based on NAV. As of April 30, 2013, the Fund’s market price of $10.01 represented a discount of 10.70% to NAV of $11.21. As of October 31, 2012, the Fund’s market price of $9.46 represented a discount of 10.75% to NAV of $10.60.

The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Investment Manager believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

Leverage in the Fund was a contributor to performance with portfolio returns well exceeding the low borrowing costs of the Fund’s line of credit with a major global bank.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 5

QUESTIONS & ANSWERS continued (Unaudited)	April 30, 2013

What was the impact of the Fund’s covered call strategy?

The Fund’s covered call strategy had limited upside in the current market characterized by strong equity performance and low volatility levels. The VIX levels were the lowest since 2007 and this made income more difficult to earn with options premiums often offset by foregone equity profits.

The Fund generally had lower equity exposure than prior periods, seeing better risk/reward ratios in convertibles, and this also led to lower impact of the covered call strategy. The VIX Index fell from 17.8 at the end of October 2012 to 13.5 at the end of April 2013 in reaction to the strong markets, as investors seemed to climb a “wall of worry” in becoming increasingly confident that risk factors were not playing out.

How did other market measures perform in this environment?

For the six-month period ended April 30, 2013, the S&P 500 Index returned 14.42%. International equities were even stronger, with the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) returning 16.90%.

Many bond indices also delivered positive returns during the six months ended April 30, 2013, with measures of riskier parts of the market leading the pack. The return of the Merrill Lynch High Yield Master II Index was 7.26%. The returns of the Merrill Lynch All U.S. Convertibles Index and the Merrill Lynch Global 300 Convertible Index were 12.69% and 9.28%, respectively. The Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”) rose 0.90% for the period.

The CBOE S&P 500 2% OTM Buy Write Index (BXY) returned 9.10%.

It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage while these indices do not.

Please discuss the Fund’s distributions.

The Fund paid a quarterly dividend of $0.210 in November 2012 and February 2013.

The most recent dividend represents an annualized distribution rate of 8.39% based on the Fund’s market price on April 30, 2013. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

How was the Fund’s portfolio allocated among asset classes during the six months ended April 30, 2013, and what did this mean for performance?

The Fund is diversified globally among convertible securities, high-yield bonds and equities, but can reallocate assets, as appropriate.

As of October 31, 2012, 60.1% of the Fund’s total investments were in convertible securities, with 50.9% in convertible bonds and 9.2% in convertible preferreds. Equity positions represented 19.9% and high-yield bonds 19.3% of total investments. The rest of the Fund’s total investments, 0.7%, were in other investments, including exchange traded funds, put options purchased, and warrants.

As of April 30, 2013, 76.4% of the Fund’s total investments were in convertible securities with 69.6% in convertible bonds and 6.8% in convertible preferreds. Equity positions represented 12.5% of total investments and high-yield bonds 9.9%. The rest of the Fund’s assets, approximately 1.2%, were in cash and other investments.

Performance of equity covered calls lagged equities and convertibles for the period, and was only slightly ahead of high yield, as represented by the comparative indices. Advent believed that relative value favored the convertible market and increased the Fund’s convertible allocation going into 2013, given its view that prospects for covered calls continue to be limited by persistent low volatilities in the marketplace.

The Fund also increased its international exposure during the period from approximately 20% to 24%. Much of the increase came near the end of the period, based on the aggressive monetary easing and fiscal spending in Japan. Although central banks around the world continued their easy money policies, changes were most abrupt in Japan, where the monetary base is expected to double in two years. The manager anticipated the positive impact this positioning would have on asset prices in Japan, and had an allocation of 10.2% of the firm’s assets there at the end of the period, which benefited performance in all the firm’s strategies.

Which investment decisions had the greatest effect on the Fund’s performance?

Among the holdings that made the strongest contribution to performance were convertible bonds of Theravance (1.1% of long-term investments at period end), which jumped in April 2013 as the markets reacted to the strength of the company’s product pipeline and decision to split itself into two entities, one being a biotechnology research and development company that enhanced its value as an acquisition target.

Equity held in American International Group (1.5% of long-term investments at period end) advanced as the company continued to show better return on equity in its core insurance businesses, in particular with strong pricing in the property and casualty segment.

Convertible bonds in Micron Technology (1.8% of long-term investments at period end) did well despite a spate of new issuance, as fundamentals

6 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued (Unaudited)	April 30, 2013

underlying the company’s computer memory chip businesses experienced sharp pricing increases based on low industry capacity and supply-building in previous quarters.

Preferred shares held in Bank of America (1.2% of long-term investments at period end) continued to push higher given its yield advantage, with its 7.25% coupon, and the improving credit picture leading to better capital markets results at its Merrill Lynch unit and the improving U.S. housing market assisting the financial stability of the commercial bank.

Holdings that detracted from the Fund’s performance included convertible bonds of storage and software company EMC (1.6% of long-term investments at period end), which dropped as the stock’s struggled during the period and the high delta of the convertibles. Although EMC itself had reasonable earnings results in the period, its majority-owned enterprise software subsidiary VMWare had weaker performance, as it attempts to transition to new products, and the overall spending environment for information technology at enterprises was off, as reflected in the poor earnings results at other companies like Oracle and IBM.

Convertible bonds in Royal Gold (1.6% of long-term investments at period end) declined as the company’s shares were forced lower along with others tied to the price of gold, when the price plunged on poor demand reports and perceptions of a winding down of central bank quantitative easing.

Convertible bonds of medical device maker Volcano (0.7% of long-term investments at period end) declined on lower demand for the company's catheters, which was driven by a lower level of coronary surgeries. The company was also hurt by the weakened yen currency, lowering translation of its Japanese volumes to dollars.

Convertible preferred stocks of steelmaker ArcelorMittal (1.9% of long-term investments at period end) also continued to fall in value, as have those of many basic materials-related companies. This was due primarily to declining prices of underlying commodities generally, in this case, steel and iron ore, which were plagued by production overcapacity in Russia and China in particular.

Have there been any changes to the Fund’s investment guidelines?

The Commodity Futures Trading Commission (“CFTC”) recently amended its Rule 4.5, which excludes the Investment Adviser and the Investment Manager from registration as a commodity pool operator provided certain requirements are met. In order to permit the Investment Adviser and the Investment Manager to continue to claim this exclusion under the amended rule, beginning on January 1, 2013, the Fund limited its trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined under CFTC regulations) such that either:

•
the aggregate initial margin and premiums required to establish its futures, options on futures and swaps did not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•
the aggregate net notional value of its futures, options on futures and swaps did not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

The Fund and the Investment Manager do not believe that complying with the amended rule limits the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Do you have any other comments about the markets and the Fund?

With such strong market performance in the period, it’s natural that investors might have felt more cautious at the period end, although there are many indications that the economy is generally growing in the U.S. and some other parts of the world. It is worth noting that equities which have struggled to keep up with the strong overall market include many in cyclical industries such as materials and technology, which are also among the most prominent issuers of straight and convertible debt.

While Treasury yields remained very low during the period and corporate credit spreads tightened noticeably, they are still near the middle of historic ranges in terms of nominal percentage points over risk-free Treasuries.

Advent believes its sizeable research staff and bottom-up fundamental focus places it in a strong position to identify issuer-specific opportunities as they arise across the convertible and high yield markets.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 7

QUESTIONS & ANSWERS continued (Unaudited)	April 30, 2013

Index Definitions

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of 22 developed market country indices in Europe and the Pacific Basin.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

Merrill Lynch Global 300 Convertible Index measures the performance of convertible securities of issuers throughout the world.

The Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 index options. It is a weighted blend of prices for a range of options on the S&P 500 index.

LCM Additional Risks and Disclosure

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Risk Associated with the Fund’s Covered Call Option Writing Strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even

8 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued (Unaudited)	April 30, 2013

a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Lower Grade Securities Risks. The Fund may invest an unlimited amount in lower grade and non-investment grade fixed income securities. Investing in lower grade and non-investment grade fixed income securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Foreign Securities and Emerging Markets Risk. The Fund may invest without limitation in foreign securities. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region, (2) smaller market size, resulting in lack of liquidity and price volatility, (3) certain national policies which may restrict the Fund’s investment opportunities, (4) less uniformity in accounting and reporting requirements, (5) unreliable securities valuation and (6) custody risk.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

In addition to the risks described above, the Fund is also subject to: Interest Rate Risk, Credit Risk, Call Risk, Currency Risks, Management Risk, Strategic Transactions, Anti-Takeover Provisions, and Market Disruption Risk. Please see www.guggenheiminvestments.com/lcm for a more detailed discussion about Fund risks and considerations.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 9

FUND SUMMARY (Unaudited)	April 30, 2013

Fund Statistics
Share Price	$10.01
Common Share Net Asset Value	$11.21
Premium/Discount to NAV	-10.70%
Net Assets ($000)	$152,558

Total Returns
(Inception 1/31/05)	Market	NAV
Six Month	10.57%	10.00%
One Year	11.50%	12.09%
Three Year - average annual	3.23%	4.81%
Five Year - average annual	2.14%	0.94%
Since Inception - average annual	1.16%	2.21%

% of Long-Term
Top Ten Industries	Investments
Pharmaceuticals	8.7%
Banks	6.1%
Biotechnology	5.7%
Telecommunications	5.6%
Software	5.5%
Mining	5.4%
Health Care Products	5.1%
Semiconductors	4.9%
Oil & Gas	3.9%
Insurance	3.7%

% of Long-Term
Top Ten Issuers	Investments
Alpha Natural Resources, Inc.	2.5%
Hologic, Inc.	2.3%
Ciena Corp.	2.3%
Nuance Communications, Inc.	2.2%
Illumina, Inc.	2.2%
Glencore Finance Europe SA	2.1%
ArcelorMittal	1.9%
Micron Technology, Inc.	1.8%
Sharp Corp.	1.7%
EMC Corp.	1.6%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. All portfolio data is subject to change daily. For more current information, please visit www.guggenheiminvestments.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 132.1%
	Convertible Bonds – 92.5%
	Apparel – 0.3%
458,000	Iconix Brand Group, Inc.(a)	NR	1.500%	03/15/2018	N/A	$522,692

	Auto Manufacturers – 2.1%
1,263,000	Navistar International Corp.	CCC+	3.000%	10/15/2014	N/A	1,301,680
EUR 1,400,000	Volkswagen International Finance NV (Netherlands)(a)	BBB	5.500%	11/09/2015	N/A	1,905,895
						3,207,575

	Auto Parts & Equipment – 0.8%
1,297,000	Meritor, Inc.(l)	B–	4.000%	02/15/2027	02/15/19 @ 100	1,154,330

	Biotechnology – 7.2%
1,462,000	Cubist Pharmaceuticals, Inc.(l)	NR	2.500%	11/01/2017	N/A	2,476,262
366,000	Dendreon Corp.	NR	2.875%	01/15/2016	N/A	291,427
1,250,000	Gilead Sciences, Inc., Series C(l)	A–	1.000%	05/01/2014	N/A	2,807,031
4,246,000	Illumina, Inc.(a) (l)	NR	0.250%	03/15/2016	N/A	4,421,148
954,000	InterMune, Inc.	NR	2.500%	12/15/2017	N/A	1,013,029
						11,008,897

	Coal – 3.5%
278,000	Alpha Appalachia Holdings, Inc.	B+	3.250%	08/01/2015	N/A	265,490
5,319,000	Alpha Natural Resources, Inc.(l)	B–	2.375%	04/15/2015	N/A	5,013,157
						5,278,647

	Computers – 4.7%
2,353,000	EMC Corp., Series B(l)	A	1.750%	12/01/2013	N/A	3,316,271
1,621,000	NetApp, Inc.(l)	BBB+	1.750%	06/01/2013	N/A	1,768,916
1,595,000	SanDisk Corp.(l)	BB	1.500%	08/15/2017	N/A	2,013,688
						7,098,875

	Diversified Financial Services – 3.3%
1,600,000	HKEx International Ltd. (Hong Kong)	NR	0.500%	10/23/2017	N/A	1,763,600
HKD 10,000,000	Tong Jie Ltd., Series 363 (British Virgin Islands)(b)	NR	0.000%	02/18/2018	N/A	1,315,620
1,765,000	Walter Investment Management Corp.(l)	NR	4.500%	11/01/2019	N/A	1,877,519
						4,956,739

	Electric – 0.3%
CNY 2,300,000	China Power International Development Ltd. (Hong Kong)	NR	2.250%	05/17/2016	N/A	483,970

	Electronics – 0.9%
1,000,000	TPK Holding Co. Ltd., Series REGS (Cayman Islands)(b)	NR	0.000%	10/01/2017	N/A	1,312,750

	Food – 0.6%
GBP 550,000	J Sainsbury PLC (United Kingdom)	NR	4.250%	07/16/2014	N/A	945,047

	Gas – 0.9%
1,250,000	ENN Energy Holdings Ltd. (Cayman Islands)(b)	NR	0.000%	02/26/2018	N/A	1,429,688

	Hand & Machine Tools – 1.6%
JPY 105,000,000	Disco Corp. (Japan)(b)	NR	0.000%	12/16/2014	N/A	1,275,177
90,000,000	OSG Corp. (Japan)(b)	NR	0.000%	04/04/2022	N/A	1,115,645
						2,390,822

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Health Care Products – 6.0%
2,360,000	HeartWare International, Inc.(l)	NR	3.500%	12/15/2017	N/A	$2,991,300
646,000	Hologic, Inc.(c) (k)	B+	2.000%	12/15/2037	12/15/13 @ 100	649,637
1,241,000	Hologic, Inc., Series 2010(c) (d) (l)	B+	2.000%	12/15/2037	12/15/16 @ 100	1,420,945
2,596,000	Hologic, Inc., Series 2012(c) (e) (l)	B+	2.000%	03/01/2042	03/06/18 @ 100	2,652,788
1,465,000	Volcano Corp.	NR	1.750%	12/01/2017	N/A	1,425,628
						9,140,298

	Health Care Services – 2.5%
1,855,000	LifePoint Hospitals, Inc.(l)	B	3.500%	05/15/2014	N/A	2,019,631
1,755,000	Molina Healthcare, Inc.(a)	NR	1.125%	01/15/2020	N/A	1,866,881
						3,886,512

	Home Builders – 1.1%
400,000	Ryland Group, Inc.(l)	BB–	1.625%	05/15/2018	N/A	631,250
1,000,000	Toll Brothers Finance Corp.(a) (l)	BB+	0.500%	09/15/2032	09/15/17 @ 100	1,056,875
						1,688,125

	Home Furnishings – 2.2%
JPY 350,000,000	Sharp Corp., Series 20 (Japan)(b)	B	0.000%	09/30/2013	N/A	3,390,951

	Insurance – 1.9%
2,213,000	Radian Group, Inc.	CCC+	3.000%	11/15/2017	N/A	2,882,433

	Internet – 1.7%
800,000	BroadSoft, Inc.(l)	NR	1.500%	07/01/2018	N/A	816,000
2,000,000	WebMD Health Corp.(l)	NR	2.500%	01/31/2018	N/A	1,842,500
						2,658,500

	Lodging – 1.9%
2,548,000	MGM Resorts International(j) (l)	B+	4.250%	04/15/2015	N/A	2,826,688

	Machinery-Diversified – 2.4%
1,000,000	AGCO Corp.(l)	BB+	1.250%	12/15/2036	12/19/13 @ 100	1,328,750
JPY 200,000,000	Ebara Corp., Series 6 (Japan)(b)	NR	0.000%	03/19/2018	N/A	2,407,350
						3,736,100

	Media – 0.5%
GBP 250,000	ITV PLC (United Kingdom)	BBB–	4.000%	11/09/2016	N/A	715,555

	Metal Fabricate & Hardware – 0.6%
924,000	RTI International Metals, Inc.	NR	1.625%	10/15/2019	N/A	947,100

	Mining – 6.6%
3,700,000	Glencore Finance Europe SA (Luxembourg)	BBB	5.000%	12/31/2014	N/A	4,255,925
2,207,000	Newmont Mining Corp., Series B(l)	BBB+	1.625%	07/15/2017	N/A	2,509,083
3,318,000	Royal Gold, Inc.(l)	NR	2.875%	06/15/2019	N/A	3,272,378
						10,037,386

	Oil & Gas – 3.0%
2,995,000	Chesapeake Energy Corp.(l)	BB–	2.250%	12/15/2038	12/15/18 @ 100	2,665,550
645,000	Cobalt International Energy, Inc.	NR	2.625%	12/01/2019	N/A	721,997
1,000,000	Premier Oil Finance Jersey Ltd., Series PMO (Jersey)	NR	2.500%	07/27/2018	N/A	1,199,000
						4,586,547

	Oil & Gas Services – 3.3%
1,923,000	Hornbeck Offshore Services, Inc.(a) (l)	BB–	1.500%	09/01/2019	N/A	2,225,873
EUR 2,160,000	Technip SA, Series TEC (France)	BBB+	0.500%	01/01/2016	N/A	2,803,718
						5,029,591

See notes to financial statements.
12 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Pharmaceuticals – 9.4%
2,396,000	Auxilium Pharmaceuticals, Inc.(l)	NR	1.500%	07/15/2018	N/A	$2,246,250
748,000	Endo Health Solutions, Inc.(l)	NR	1.750%	04/15/2015	N/A	1,010,735
500,000	Isis Pharmaceuticals, Inc.(a)	NR	2.750%	10/01/2019	N/A	763,750
1,100,000	Medivation, Inc.(l)	NR	2.625%	04/01/2017	N/A	1,441,687
1,600,000	Salix Pharmaceuticals Ltd.	NR	1.500%	03/15/2019	N/A	1,740,000
JPY 205,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(b)	NR	0.000%	09/17/2015	N/A	2,867,390
1,925,000	Shire PLC, Series SHP (Jersey)	NR	2.750%	05/09/2014	N/A	2,110,763
1,563,000	Theravance, Inc.(l)	NR	2.125%	01/15/2023	N/A	2,220,437
						14,401,012

	Real Estate – 1.1%
1,540,000	Forest City Enterprises, Inc.(l)	B	4.250%	08/15/2018	N/A	1,745,012

	Real Estate Investment Trusts – 4.2%
923,000	Boston Properties, LP(a) (l)	A–	3.625%	02/15/2014	N/A	974,919
1,500,000	Host Hotels & Resorts, LP(a) (l)	BBB–	2.500%	10/15/2029	10/20/15 @ 100	2,158,125
731,000	Redwood Trust, Inc.(l)	NR	4.625%	04/15/2018	N/A	824,202
2,000,000	SL Green Operating Partnership, LP(a) (l)	BB+	3.000%	10/15/2017	N/A	2,468,750
						6,425,996

	Semiconductors – 6.6%
2,662,000	Advanced Micro Devices, Inc.(l)	B	6.000%	05/01/2015	N/A	2,701,930
897,000	Intel Corp.(l)	A–	3.250%	08/01/2039	N/A	1,152,089
922,000	LAM Research Corp.	BBB–	1.250%	05/15/2018	N/A	1,055,690
1,816,000	Micron Technology, Inc., Series A(l)	NR	1.500%	08/01/2031	08/05/15 @ 100	2,058,890
1,387,000	Micron Technology, Inc., Series E(a)	BB–	1.625%	02/15/2033	02/20/18 @ 100	1,576,845
1,300,000	SK Hynix, Inc. (South Korea)	NR	2.650%	05/14/2015	N/A	1,472,900
						10,018,344

	Software – 6.5%
2,539,000	Electronic Arts, Inc.(l)	NR	0.750%	07/15/2016	N/A	2,485,046
2,907,000	Microsoft Corp.(a) (b)	AAA	0.000%	06/15/2013	N/A	2,979,675
3,677,000	Nuance Communications, Inc.(l)	BB–	2.750%	08/15/2027	08/20/14 @ 100	4,460,661
						9,925,382

	Telecommunications – 4.2%
1,500,000	Ciena Corp.(l)	B	0.875%	06/15/2017	N/A	1,376,250
3,000,000	Ciena Corp.(a) (l)	B	3.750%	10/15/2018	N/A	3,346,875
JPY 100,000,000	KDDI Corp. (Japan)(b)	NR	0.000%	12/14/2015	N/A	1,681,809
						6,404,934

	Transportation – 0.6%
918,000	Ship Finance International Ltd. (Bermuda)	NR	3.250%	02/01/2018	N/A	911,689

	Total Convertible Bonds – 92.5%
	(Cost $135,077,157)					141,148,187

	Corporate Bonds – 13.1%
	Auto Manufacturers – 0.9%
1,263,000	Navistar International Corp.	CCC+	8.250%	11/01/2021	11/01/14 @ 104	1,321,414

	Auto Parts & Equipment – 1.2%
1,667,000	Meritor, Inc.(l)	B–	8.125%	09/15/2015	N/A	1,808,695

	Banks – 1.7%
2,294,000	CIT Group, Inc.(a) (l)	BB–	5.500%	02/15/2019	N/A	2,597,955

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Electronics – 0.6%
918,000	Viasystems, Inc.(a) (l)	BB–	7.875%	05/01/2019	05/01/15 @ 106	$984,555

	Household Products & Housewares – 2.0%
2,815,000	Reynolds Group Issuer, Inc.	CCC+	8.500%	05/15/2018	05/15/14 @ 104	3,012,050

	Lodging – 1.0%
1,000,000	Inn of the Mountain Gods Resort & Casino(a) (m)	NR	1.250%	11/30/2020	10/01/13 @ 100	935,000
500,000	MTR Gaming Group, Inc.(h)	B–	11.500%	08/01/2019	08/01/15 @ 106	530,000
						1,465,000

	Media – 0.7%
921,000	Media General, Inc.	B–	11.750%	02/15/2017	02/15/14 @ 106	1,045,335

	Mining – 0.6%
921,000	FMG Resources August 2006 Pty Ltd. (Australia)(a) (l)	B+	6.875%	02/01/2018	02/01/14 @ 105	984,319

	Oil & Gas – 2.2%
1,200,000	Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp.(l)	B	9.625%	10/15/2018	10/15/14 @ 105	1,296,000
1,991,000	PetroBakken Energy Ltd. (Canada)(a)	CCC+	8.625%	02/01/2020	02/01/16 @ 104	2,060,685
						3,356,685

	Software – 0.7%
1,065,000	First Data Corp.(a) (l)	B–	8.250%	01/15/2021	01/15/16 @ 104	1,136,887

	Telecommunications – 1.5%
1,844,000	Sprint Nextel Corp.(a)	BB–	9.000%	11/15/2018	N/A	2,272,730

	Total Corporate Bonds – 13.1%
	(Cost $19,278,107)					19,985,625

	Term Loans – 0.7%(g)
	Telecommunications – 0.7%
1,000,000	Sorenson Communication, Inc.	B2	9.500%	10/31/2014	N/A	1,018,438

	Total Term Loans – 0.7%
	(Cost $1,003,287)					1,018,438

Number of
Shares	Description	Rating *	Coupon	Maturity		Value
	Convertible Preferred Stocks – 9.1%
	Auto Manufacturers – 1.7%
55,996	General Motors Co., Series B(l)	NR	4.750%	12/01/2013		$2,602,694

	Auto Parts & Equipment – 0.8%
27,450	Goodyear Tire & Rubber Co.	NR	5.875%	04/01/2014		1,196,271

	Banks – 2.4%
2,000	Bank of America Corp., Series L(f) (l)	BB+	7.250%	–		2,489,360
50,000	Synovus Financial Corp., Series tMED	NR	8.250%	05/15/2013		1,238,500
						3,727,860

	Insurance – 1.1%
31,823	MetLife, Inc.(l)	BBB–	5.000%	03/26/2014		1,595,923

	Iron & Steel – 2.5%
180,571	ArcelorMittal, Series MTUS (Luxembourg)(j) (l)	B+	6.000%	01/15/2016		3,766,603

	Telecommunications – 0.6%
1,000	Lucent Technologies Capital Trust I	CCC	7.750%	03/15/2017		945,000

	Total Convertible Preferred Stocks – 9.1%
	(Cost $13,012,693)					13,834,351

See notes to financial statements.
14 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Number of
Shares	Description	Rating*	Coupon	Maturity	Value
	Common Stocks – 16.6%
	Airlines – 0.6%
50,000	Delta Air Lines, Inc.(i) (j)				$857,000

	Banks – 3.9%
299,800	Mitsubishi UFJ Financial Group, Inc. (Japan)				2,040,523
914,600	Mizuho Financial Group, Inc. (Japan)				2,018,674
41,500	Sumitomo Mitsui Financial Group, Inc. (Japan)				1,961,888
					6,021,085

	Biotechnology – 0.3%
91,532	Harvard Bioscience, Inc.(i)				468,644

	Commercial Services – 0.3%
25,800	Park24 Co. Ltd. (Japan)				520,450

	Electrical Components & Equipment – 0.5%
11,200	Nidec Corp. (Japan)				762,304

	Health Care Products – 0.8%
35,000	ArthroCare Corp.(i)				1,212,750

	Health Care Services – 0.5%
27,000	Brookdale Senior Living, Inc.(i) (j) (l)				696,330

	Insurance – 2.0%
75,000	American International Group, Inc.(i) (j) (l)				3,106,500

	Internet – 1.4%
3,072	priceline.com, Inc.(i) (j) (l)				2,138,081

	Miscellaneous Manufacturing – 1.0%
23,900	FUJIFILM Holdings Corp. (Japan)				490,219
40,000	Textron, Inc.(j)				1,030,000
					1,520,219

	Pharmaceuticals – 2.0%
27,000	BioMarin Pharmaceutical, Inc.(i) (j) (l)				1,771,200
83,100	MannKind Corp.(i)				328,245
30,000	Questcor Pharmaceuticals, Inc.(j) (l)				922,200
					3,021,645

	Real Estate – 1.0%
32,000	Realogy Holdings Corp.(i) (j) (l)				1,536,000

	Real Estate Investment Trusts – 0.4%
24,564	Spirit Realty Capital, Inc.				528,863

	Retail – 1.4%
75,000	Aeropostale, Inc.(i) (j) (l)				1,099,500
15,000	Tiffany & Co.(j) (l)				1,105,200
					2,204,700

	Telecommunications – 0.5%
25,853	Vodafone Group PLC, ADR (United Kingdom)				790,843

	Total Common Stocks – 16.6%
	(Cost $24,412,020)				25,385,414

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

Number
of Shares	Description			Value
	Warrants – 0.1%
159,000	MannKind Corp., expiring 02/15/2019 (i)
	(Cost $70,560)			$198,750

	Total Long-Term Investments – 132.1%
	(Cost $192,853,824)			201,570,765

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Purchased (i)	Date	Price	Value
	Call Options Purchased – 0.1%
1,000	Aeropostale, Inc.	May 2013	$ 15.00	$40,000
150	Coinstar, Inc.	May 2013	$ 57.50	4,500
998	NetApp, Inc.	June 2013	$ 39.00	70,858
	(Cost $127,297)			115,358

	Put Options Purchased – 0.0%***
370	Cliffs Natural Resources, Inc.	May 2013	$ 16.00	3,700
2,000	iShares Russell 2000 Index Fund	May 2013	$ 86.00	24,000
500	iShares Russell 2000 Index Fund	May 2013	$ 87.00	8,000
369	iShares Russell 2000 Index Fund	May 2013	$ 88.00	8,118
	(Cost $288,204)			43,818

	Total Options Purchased – 0.1%
	(Cost $415,501)			159,176

	Total Investments – 132.2%
	(Cost $193,269,325)			201,729,941
	Other Assets in excess of Liabilities – 1.0%			1,552,162
	Total Value of Options Written – (0.5%) (Premiums received – $732,954)			(724,519)
	Borrowings – (32.7% of Net Assets or 24.7% of Total Investments)			(50,000,000)
	Net Assets – 100.0%			$152,557,584

ADR – American Depositary Receipt

CNY – Chinese Yuan Renminbi

EUR – Euro

HKD – Hong Kong Dollar

JPY – Japanese Yen

LP – Limited Partnership

N/A – Not Applicable

NV – Publicly Traded Company

PLC – Public Limited Company

Pty – Proprietary

SA – Corporation

~	The principal amount is denominated in U.S. Dollars unless otherwise noted.

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

***	Amount is less than 0.1%.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, these securities amounted to $37,240,434, which represents 24.4% of net assets.

See notes to financial statements.
16 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2013

(b)	Zero coupon bond.

(c)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined rate. The rate shown reflects the rate in effect as of April 30, 2013.

(d)	Security becomes an accreting bond after December 15, 2016 with a 2.00% principal accretion rate.

(e)	Security becomes an accreting bond after March 1, 2018 with a 2.00% principal accretion rate.

(f)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of April 30, 2013.

(g)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the date disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(h)
The issuer of this security may elect to accrue interest at a rate of 11.500% per annum and make interest payments as follows: (1) 1.000% in payment-in-kind shares and (2) 10.500% in cash until August 2013. Thereafter, the issuer will pay the 11.500% coupon entirely in cash.

(i)	Non-income producing security.

(j)	All or a portion of this security is segregated as collateral (or potential collateral for future transactions) for written options.

(k)	Security becomes an accreting bond after December 15, 2013 with a 2.00% principal accretion rate.

(l)
All or a portion of this security has been physically segregated in connection with the line of credit and forward exchange currency contracts. As of April 30, 2013, the total amount segregated was $106,416,356.

(m)	The issuer of this security will make interest payments of 1.250% payment-in-kind shares until first out notes are repaid. Thereafter, 2.250% payment-in-kind shares and 11.875% in cash.

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (a)	Month	Price	Market Value
400	Aeropostale, Inc.	January 2014	$ 18.00	$(35,000)
750	American International Group, Inc.	November 2013	48.00	(71,250)
922	ArcelorMittal	January 2014	14.00	(84,363)
270	BioMarin Pharmaceutical, Inc.	October 2013	75.00	(37,800)
270	Brookdale Senior Living, Inc.	July 2013	30.00	(14,175)
500	Delta Air Lines, Inc.	September 2013	21.00	(27,000)
924	MGM Resorts International	January 2015	17.00	(151,536)
29	priceline.com, Inc.	January 2014	750.00	(142,970)
200	Questcor Pharmaceuticals, Inc.	July 2013	38.00	(20,500)
320	Realogy Holdings Corp.	September 2013	55.00	(35,200)
400	Textron, Inc.	December 2013	29.00	(46,600)
150	Tiffany & Co.	January 2014	80.00	(58,125)
	Total Value of Call Options Written
	(Premiums received $(732,954))			$(724,519)

	(a) Non-income producing security.

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 17

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2013

Assets
Investments, at value (cost $193,269,325)	$201,729,941
Cash & cash equivalents	2,508,295
Securities sold receivable	7,008,735
Interest receivable	1,258,090
Unrealized appreciation on forward exchange currency contracts	96,248
Unrealized appreciation on unfunded loan commitments	625
Dividends receivable	15,730
Tax reclaims receivable	6,824
Other assets	3
Total assets	212,624,491
Liabilities
Borrowings	50,000,000
Payable for securities purchased	8,569,510
Options written, at value (premiums received of $732,954)	724,519
Unrealized depreciation on forward exchange currency contracts	356,077
Investment management fee payable	83,548
Investment advisory fee payable	80,271
Interest due on borrowings	60,801
Trustees fee payable	5,988
Administrative fee payable	4,427
Accrued expenses and other liabilities	181,766
Total liabilities	60,066,907
Net Assets	$152,557,584
Composition of Net Assets
Common stock, $0.001 par value per share; unlimited number of shares authorized, 13,603,025 shares issued and outstanding	$13,603
Additional paid-in capital	221,675,659
Accumulated net realized loss on investments, written options, swaps and foreign currency transactions	(73,398,503)
Net unrealized appreciation on investments, written options, unfunded loan commitments and foreign currency translation	8,193,826
Distributions in excess of net investment income	(3,927,001)
Net Assets	$152,557,584
Net Asset Value (based on 13,603,025 common shares outstanding)	$11.21

See notes to financial statements.
18 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS For the six months ended April 30, 2013 (Unaudited)	April 30, 2013

Investment Income
Interest	$2,799,447
Dividends	998,587
Total income		$3,798,034
Expenses
Investment management fee	497,347
Investment advisory fee	477,844
Professional fees	102,877
Trustees’ fees and expenses	82,176
Fund accounting	33,704
Printing expense	27,712
Administration fee	26,812
Custodian fee	18,936
Insurance	14,668
NYSE listing fee	11,765
Transfer agent fee	8,842
Miscellaneous	4,198
Interest expense	324,078
Total expenses		1,630,959
Net investment income		2,167,075
Realized and Unrealized Gain (Loss) on Investments, Written Options, Swaps, Unfunded Loan
Commitments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		9,919,878
Written options		(1,448,431)
Foreign currency transactions		(59,409)
Swaps		(702,617)
Change in net unrealized appreciation (depreciation) on:
Investments		4,644,574
Foreign currency translation		(322,211)
Written options		(15,626)
Swaps		(135,479)
Unfunded loan commitments		625
Net realized and unrealized gain on investments, written options, swaps, unfunded loan commitments and foreign currency transactions		11,881,304
Net Increase in Net Assets Resulting from Operations		$14,048,379

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 19

STATEMENT OF CHANGES IN NET ASSETS	April 30, 2013

	For the
	Six Months Ended	For the
	April 30, 2013	Year Ended
	(unaudited )	October 31, 2012
Change in Net Assets from Operations
Net investment income	$2,167,075	$5,515,580
Net realized gain (loss) on investments, written options, swaps, and foreign currency transactions	7,709,421	5,807,738
Net change in unrealized appreciation (depreciation) on investments, written options, swaps, unfunded loan commitments and foreign currency translation	4,171,883	527,291
Net increase in net assets resulting from operations	14,048,379	11,850,609
Distributions to Shareholders
From and in excess of net investment income	(5,713,271)	(11,707,174)
Return of capital	—	(453,930)
Total dividends and distributions to common shareholders	(5,713,271)	(12,161,104)
Total increase (decrease) in net assets	8,335,108	(310,495)
Net Assets
Beginning of year	144,222,476	144,532,971
End of year (including distributions in excess of net investment income of $(3,927,001) and $(380,805), respectively)	$152,557,584	$144,222,476

See notes to financial statements.
20 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS For the six months ended April 30, 2013 (Unaudited)	April 30, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$14,048,379
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(4,644,574)
Net change in unrealized depreciation on written options	15,626
Net change in unrealized depreciation on swaps	135,479
Net change in unrealized depreciation on foreign currency translation	322,211
Net realized gain on investments	(9,919,878)
Purchase of long-term investments	(315,821,888)
Proceeds from sale of long-term investments	314,693,217
Corporate actions and other payments	(317,306)
Net decrease in premiums received on written options	(124,103)
Increase in securities sold receivable	(4,416,632)
Decrease in interest receivable	338,330
Decrease in dividends receivable	157,431
Increase in tax reclaims receivable	(117)
Decrease in upfront premium paid on swap contracts	412,718
Decrease in other assets	14,669
Decrease in interest due on borrowings	(2,680)
Increase in payable for securities purchased	3,544,045
Decrease in investment management fee payable	(806)
Decrease in investment advisory fee payable	(775)
Decrease in administrative fee payable	(46)
Increase in trustee fee payable	5,377
Decrease in accrued expenses and other liabilities	(22,799)
Net Cash Provided by Operating and Investing Activities	(1,584,122)
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(5,713,271)
Net Cash Used by Financing Activities	(5,713,271)
Net decrease in cash	(7,297,393)
Cash at Beginning of Period	9,805,688
Cash at End of Period	$2,508,295
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$315,829

See notes to financial statements.
LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS	April 30, 2013

	For the
	Six Months Ended		For the		For the	For the		For the	For the
Per share operating performance for a common share	April 30, 2013		Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
outstanding throughout the period	(unaudited)		October 31, 2012		October 31, 2011	October 31, 2010		October 31, 2009	October 31, 2008
Net asset value, beginning of period	$10.60		$10.63		$12.11	$11.72		$10.91	$20.09
Income from investment operations
Net investment income (a)	0.16		0.41		0.42	0.40		0.39	0.47
Net realized and unrealized gain (loss) on investments, written options, swaps, and foreign currency transactions	0.87		0.45		(0.84)	1.05		1.56	(8.05)
Total from investment operations	1.03		0.86		(0.42)	1.45		1.95	(7.58)
Distributions to shareholders
From and in excess of net investment income	(0.42)		(0.86)		(0.47)	(1.06)		(0.67)	(0.90)
Return of capital	–		(0.03)		(0.59)	–		(0.47)	(0.70)
Total distributions	(0.42)		(0.89)		(1.06)	(1.06)		(1.14)	(1.60)
Net asset value, end of period	$11.21		$10.60		$10.63	$12.11		$11.72	$10.91
Market value, end of period	$10.01		$9.46		$9.73	$11.38		$10.48	$8.97
Total investment return (b)
Net asset value	10.00%		8.59%		-4.18%	13.14%		19.74%	-40.37%
Market value	10.57%		6.78%		-6.27%	19.37%		34.17%	-42.88%
Ratios and supplemental data
Net assets, end of period (thousands)	$152,558		$144,222		$144,533	$168,684		$159,370	$148,383
Ratios to Average Net Assets applicable to Common Shares:
Operating Expenses	1.80	%(d)(f)	1.82	%(f)	1.72%	1.71%		1.42%	1.34%
Interest Expense (c)	0.44	%(d)	0.50%		0.39%	0.39	%(d)	N/A	N/A
Total Expenses	2.24	%(d)(f)	2.32	%(f)	2.11%	2.10%		N/A	N/A
Net investment income	2.98	%(d)	3.85%		3.54%	3.43%		3.68%	2.91%
Portfolio turnover rate (g)	163%		141%		121%	127%		236%	192%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000		$50,000		$50,000	$50,000		N/A	N/A
Asset Coverage per $1,000 of indebtedness (e)	$4,051		$3,884		$3,891	$4,293		N/A	N/A

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Interest expense ratio relates to interest associated with borrowings.

(d)	The ratio is annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

(f)
The expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investment in shares of other business development companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.02% for the six months ended April 30, 2013 and 0.07% for the year ended October 31, 2012.

(g)	Portfolio turnover is not annualized for periods of less than one year.

See notes to financial statements.
22 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2013

Note 1 – Organization:
Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange-traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) fair value. Such fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Trustees at April 30, 2013.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The Fund did not hold any Level 3 securities during the six months ended April 30, 2013.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2013:

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$—	$141,148	$—	$141,148
Corporate Bonds	—	19,986	—	19,986
Term Loans	—	1,018	—	1,018
Convertible
Preferred Stocks:
Auto Manufacturers	2,603	—	—	2,603
Auto Parts
& Equipment	1,196	—	—	1,196
Banks	3,728	—	—	3,728
Insurance	1,596	—	—	1,596
Iron & Steel	3,767	—	—	3,767
Telecommunications	—	945	—	945
Common Stocks	25,385	—	—	25,385
Warrants	—	199	—	199
Options Purchased	159	—	—	159
Foreign Exchange
Currency Contracts	—	96	—	96
Unfunded loan
commitments	—	625	—	625
Total Assets	$38,434	$164,017	$—	$202,451
Liabilities:
Options Written	$725	$—	$—	$725
Foreign Exchange
Currency Contracts	—	356	—	356
Total Liabilities	$725	$356	$—	$1,081

If not referenced in the table, please refer to the Portfolio of Investments for the breakdown of investment type by industry category.

During the six months ended April 30, 2013, there were no transfers between Level 1 and Level 2 and there were no Level 3 transfers.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents
The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

24 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

(d) Restricted Cash
A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

(e) Convertible Securities
The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(f ) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translations on the Fund’s Statement of Operations.

(g) Covered Call and Put Options
The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options or put options. Effective February 28, 2012, the Fund’s Trustees approved a guideline change to eliminate a previous requirement that 50% of all positions in the Fund have covered calls written against them. The Fund intends to continue writing options, but it is not subject to any minimum or maximum percentage of its portfolio securities on which it is required to write covered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(h) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included on the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and the ultimate termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (“the Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(i) Forward Exchange Currency Contracts
The Fund entered into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Futures Contracts
The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. There were no futures contracts outstanding at April 30, 2013.

(k) Term Loans
Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(l) Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Leverage Risk. Certain risks are associated with the leveraging of common stock, including the risk that both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that Counterparty fails to perform on agreements with the Fund such as swap and option contracts.

(l) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

26 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(m) Recent Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. The update enhances disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on the financial statements.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between Guggenheim Funds Investment Advisors, LLC (the “Adviser” or “GFIA”) and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any).

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund pays the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Rydex Fund Services, LLC (“RFS”), an affiliate of GFIA, provides Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, RFS receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

At April 30, 2013, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translation are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation
for Tax	Unrealized	Unrealized	Appreciation	on Derivatives and
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency
$ 194,095,367	$11,602,136	$(3,967,562)	$7,634,574	$(251,395)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income accrued for tax purposes on certain convertible securities.

At October 31, 2012, the components of accumulated earnings/(loss) (excluding paid-in capital) on a tax basis were as follows:

Undistributed		Undistributed
Ordinary		Long-Term
Income/		Gains/
(Accumulated		(Accumulated
Ordinary Loss	)	Capital Loss	)
$—		$(80,370,853)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales and straddles.

At October 31, 2012, the Fund had a capital loss carryforward of $80,370,853 available to offset possible future capital gains. Of the capital loss carryforward, $27,952,133 expires on October 31, 2016, and $52,418,720 expires on October 31, 2017. For the year ended October 31, 2012, the Fund utilized $5,631,833 of capital losses. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

For the year ended October 31, 2012, the tax character of distributions paid to shareholders as reflected on the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2012
Ordinary income	$11,707,174
Return of capital	453,930
$12,161,104

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the six months ended April 30, 2013, purchases and sales of investments, excluding written options and short-term securities, were $315,821,888 and $314,693,217, respectively.

Note 6 – Derivatives:

(a) Covered Call and Put Options
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the six months ended April 30, 2013. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	8,199	$857,057
Options written during the year	67,308	7,159,748
Options expired during the year	(3,080)	(202,840)
Options closed during the year	(66,889)	(7,055,184)
Options assigned during the year	(403)	(25,827)
Options outstanding, end of year	5,135	$732,954

(b) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a predetermined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open

28 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

At April 30, 2013, there were no outstanding swap agreements.

(c) Forward Exchange Currency Contracts
A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2013, the following forward exchange currency contracts were outstanding:

						Net Unrealized
					Value at	Appreciation
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	4/30/13	(Depreciation )
EUR	6,104,000
for USD	7,975,913	The Bank of New York Mellon	6/19/2013	$ 7,975,913	$ 8,050,204	$ (74,291)
GBP	1,607,000
for USD	2,433,730	The Bank of New York Mellon	6/19/2013	2,433,730	2,500,327	(66,597)
JPY	1,528,000,000
for USD	15,475,131	The Bank of New York Mellon	6/19/2013	15,475,131	15,690,320	(215,189)
JPY	321,000,000
for USD	3,349,210	The Bank of New York Mellon	6/19/2013	3,349,210	3,296,199	53,011
						(303,066)

						Net Unrealized
					Value at	Appreciation
Contracts to Buy		Counterparty	Settlement Date	Settlement Value	4/30/13	(Depreciation	)
EUR	1,612,000
for USD	2,102,456	The Bank of New York Mellon	6/19/2013	$ 2,102,456	$ 2,125,971	$ 23,515
GBP	533,000
for USD	812,656	The Bank of New York Mellon	6/19/2013	812,656	829,293	16,637
JPY	117,375,000
for USD	1,201,874	The Bank of New York Mellon	6/19/2031	1,201,874	1,204,959	3,085
						43,237
Total unrealized depreciation on forward exchange currency contracts						$ (259,829)

(d) Futures Contracts
A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with the broker or with its custodian in an account in the broker’s name of cash or liquid securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

At April 30, 2013, there were no outstanding futures contracts.

(e) Summary of Derivatives Information
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2013.

Statement of Asset & Liabilities Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Investments, at value (options purchased)	$ 159	Options written, at value	$ 725
Foreign exchange risk	Unrealized appreciation on forward exchange currency contracts	96	Unrealized depreciation on forward exchange currency contracts	356
Total		$ 255		$ 1,081

The following table presents the effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013:

Effect of Derivative Instruments on the Statement of Operations:
(amounts in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted for as hedging				Foreign Currency
instruments	Options	Swaps	Transactions	Total
Equity risk	$(1,448)	$—	$—	$(1,448)
Credit risk	—	(703)	—	(703)
Foreign exchange risk	—	—	(59)	(59)
Total	$(1,448)	$(703)	$(59)	$(2,210)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging				Foreign Currency
instruments	Options	Swaps	Translation	Total
Equity risk	$(16)	$—	$—	$(16)
Credit risk	—	(135)	—	(135)
Foreign exchange risk	—	—	(322)	(322)
Total	$(16)	$(135)	$(322)	$(473)

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$1,167,537
Average Settlement Value Sold	$1,079,166
Ending Settlement Value Purchased	$4,116,986
Ending Settlement Value Sold	$29,233,984

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2013, or the year ended October 31, 2012.

30 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2013

Note 8 – Borrowings:
On December 30, 2009, the Fund entered into a $50,000,000 committed credit facility agreement whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the $50,000,000 credit agreement and the amount borrowed, which is included in Interest Expense on the Statement of Operations. As of April 30, 2013, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the six months ended April 30, 2013 was $50,000,000 with a related average interest rate of 1.25%. The maximum amount outstanding during the period was $50,000,000. As of April 30, 2013, the total amount of securities segregated in connection with borrowings was $100,264,281.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which the lender has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of April 30, 2013. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund intends to reserve against such contingent obligations by designating cash and liquid securities as reserve.

At April 30, 2013, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

			Commitment
Borrower	Maturity Date	Rate if Funded	Par Value	Unrealized Appreciation
HJ Heinz Co.	10/31/14	5.00%	$1,000,000	$625

Note 10 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:
On May 1, 2013, the Fund declared a quarterly dividend of $0.2100 per common share. This dividend was payable on May 31, 2013, to shareholders of record on May 15, 2013.

At a meeting held on June 20, 2013, the Board, including the Independent Trustees advised by their independent legal counsel, determined to re-approve the Management Agreement and the Advisory Agreement as in the best interest of the Fund and its shareholders for an additional one-year period. Although the Management Agreement and the Advisory Agreement had been considered at a meeting held on April 2, 2013, the reconsideration will enable the annual contract review to occur at the Board meeting in the second quarter going forward. In connection with the June 20, 2013 meeting, the Board received specific updated expense, performance and other information to support their conclusion.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 31

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2013

Federal Income Tax Information
In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Trustees
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Daniel L. Black+ Year of birth: 1960 Trustee	Since 2005	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of The Bank of New York Co., Inc. (1998-2003).	3
Director, Bendon Publishing International (2012-present). Director of Antenna International, Inc. (2010-present). Director of Bonded Services, Ltd. (2011- present). Director of Penn Forest Education Group, Inc. (2007-2009).

Randall C. Barnes++ Year of birth: 1951 Trustee	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	48	None.
Derek Medina+ Year of birth: 1966 Trustee	Since 2004	Senior Vice President, Business Affairs at ABC News (2008-present). Vice President, Business Affairs and News Planning at ABC News (2003-2008). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).	3	Director, Young Scholar’s Institute (2005-present); Director, Oliver Scholars (2011-present).
Ronald A. Nyberg++ Year of birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None.
Gerald L. Seizert, CFA, CIC+ Year of birth: 1952 Trustee	Since 2004	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm’s hedge funds. Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	Director, Beaumont Hospital (2012-present).
Michael A. Smart+ Year of birth: 1960 Trustee	Since 2004	Managing Partner, Cordova, Smart & Williams, LLC (2003-present). Formerly, Principal, First Atlantic Capital Ltd., (2001-2004). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3
Chairman, Board of Directors, Berkshire Blanket, Inc. (2006- present); President and Chairman, Board of Directors, Sqwincher Holdings (2006-present); Board of Directors, Sprint Industrial Holdings (2007-present); Board of Directors, National Association of Investment Companies (“NAIC”) (2010-present).

32 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2013

Name, Address, Year of Birth and Position(s) Held with Registrant	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
Tracy V. Maitland+ø Year of birth: 1960 Trustee, President and Chief Executive Officer	Since 2004	President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018

++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532

*	Each Trustee generally serves a three-year term concurrent with the class of Trustees for which he serves:

—	Messrs. Smart and Black, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

—	Messrs. Maitland and Nyberg, as a Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

**
The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC, or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Principal Officers
The Principal Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Robert White Year of birth: 1965 Treasurer and Chief Financial Officer	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Edward C. Delk Year of birth: 1968 Secretary and Chief Compliance Officer	Since 2012
General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present). Formerly, Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012). Associate General Counsel, TIAA-CREF (2008-2009). Principal, Legal Department, The Vanguard Group, Inc. (2000-2008).

Douglas Teresko Year of Birth: 1971 Vice President and Assistant Secretary	Since 2013
Managing Director and co- Portfolio Manager, Advent Capital Management, LLC (2011-present). Formerly, Portfolio Manager of Credit Suisse (2005-2011); Portfolio Manager of DKR Capital (2003-2005); Portfolio Manager, GDO Capital (2001-2003); Portfolio Manager of Citadel Investment Group (1999-2001).

*	Address for all Officers unless otherwise noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 33

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2013

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC, (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services, LLC, Attention: Stock Transfer Department, P.O. Box 358015, Pittsburg, PA 15252; Phone Number: (866) 488-3559.

34 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

INVESTMENT MANAGEMENT AGREEMENT RE-APPROVAL	April 30, 2013

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) contemplates that the Board of Trustees (the “Board”) of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), is required to annually review and re-approve the terms of the Fund’s existing investment management agreement and investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the investment management agreement (the “Management Agreement”) with Advent Capital Management, LLC (“Advent”) and the investment advisory agreement (the “Advisory Agreement”) with Guggenheim Funds Investment Advisors, LLC (“GFIA”), for the Fund.

More specifically, at a meeting held on April 2, 2013, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the re-approval of the Management Agreement and the Advisory Agreement.

Nature, Extent and Quality of Services
The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreements and by GFIA under the Investment Advisory Agreement. The Independent Trustees reviewed and analyzed the responses of Advent and GFIA to a detailed series of requests submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by personnel of Advent and GFIA. In this regard, the Independent Trustees specifically reviewed the qualifications, background and responsibilities of the persons primarily responsible for day-to-day portfolio management services for the Fund.

The Independent Trustees evaluated the ability of Advent and GFIA, including their resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory and supervisory personnel. Accordingly, the Independent Trustees considered information regarding the compensation structures for the personnel of Advent and GFIA involved in providing services to the Fund.

The Independent Trustees also considered the commitment of Advent and GFIA to the Fund and the hiring of senior level persons whose activities would relate, in part, to the Fund. The Independent Trustees discussed the changes in portfolio managers at Advent responsible for portfolio management for the Fund, and in other personnel at both Advent and GFIA.

The Board noted the services provided by GFIA, as distinct from those provided by Advent. They noted GFIA’s oversight and supervision of the services of Advent as investment manager including the general monitoring of performance of Advent, including (i) providing comparative analysis of investment performance to benchmarks and/or peer groups, (ii) conducting periodic interviews/discussion with portfolio managers regarding each Fund and (iii) conducting periodic reviews of the investment manager. The Board was also aware that GFIA assists in the implementation and oversight of the Fund compliance program, which is administered by the Fund’s chief compliance officer, including (i) providing an on-going review of results of compliance tests, such as prospectus limitations and requirements, and regulated investment company qualification requirements, (ii) monitoring code of ethics compliance and (iii) reviewing the trading process and related issues.

The Independent Trustees noted the favorable regulatory history of Advent and GFIA although they were aware of a Securities and Exchange Commission (“SEC”) settlement related to a closed-end fund advised by GFIA and issues raised in an SEC inquiry launched in January 2012 of GFIA’s security valuation practices.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent and the investment advisory services provided to the Fund by GFIA.

Fund Performance and Expenses
The Independent Trustees considered the performance results for the Fund on a market price and net asset value basis over various time periods. They also considered these results in comparison to the performance results of one group of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). They recognized that the number of other funds in the Peer Group was small and that for a variety of reasons, Peer Group comparisons may have limited usefulness. The Board also was aware that the performance benchmarks may not be useful comparisons due to the fact that the convertible securities in the benchmarks include convertibles with characteristics unlike those purchased for the Fund.

The Fund had outperformed its peer average for the one-year period (based on net asset value), but had underperformed it over the three-, five-and since-inception periods. The Fund underperformed its index (60% Merrill Lynch Global 300 Convertible Index/20% CBOE BuyWrite OTM 20% Index/20% Merrill Lynch U.S. High Yield Master II (for the one-, three-, five- and since-inception periods ended February 28, 2013 (based on net asset value).

The Board noted that until 2012, the Fund had maintained an investment policy requiring that 50% of all positions in the Fund have covered calls

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 35

INVESTMENT MANAGEMENT AGREEMENT RE-APPROVAL continued	April 30, 2013

written against them, which, during the bull market following the 2008 crisis, limited the upside potential of the Fund’s covered positions, dampening investment returns. The Board was advised this contrasted with the Fund’s peers, which allowed them to participate in market gains from 2008 to 2012.

The Board concluded that the Fund was being managed consistent with its mandate. The Independent Trustees considered the steps management has continued to take to address the Fund’s underperformance, which include enhancements to risk management, implementation of investment guideline changes and changes to the portfolio management team and will continue to monitor performance on an on-going basis. The Board also reviewed information about the discount at which the Fund’s shares have traded as compared with its peers.

The Independent Trustees received and considered statistical information regarding the Fund’s total expense ratio (based on net assets applicable to common shares) and its various components. They also considered comparisons of these expenses to the expense information for the Fund’s Peer Group. The Independent Trustees recognized that the expense ratio of the Fund (expressed as a percentage of net assets attributable to common shares) was higher than expense ratios of certain Peer Group funds because of the Fund’s leverage, and because certain funds in the Peer Group had no leverage or lower leverage and therefore reported lower expense ratios and because of the small size of the Fund and the overall complex in relation to peers. The Independent Trustees also noted that expense ratio comparison with the Peer Group was difficult, because the items included in other funds’ definitions of expenses may differ from those used for the Fund. The Independent Trustees considered that the Fund benefited from the use of leverage despite the costs.

Based on the above-referenced considerations and other factors, the Independent Trustees concluded that the overall performance results and expense comparison supported the re-approval of the Investment Management Agreement and the Investment Advisory Agreement of the Fund.

Investment Management Fee Rate
The Independent Trustees reviewed and considered the contractual investment management fee rates for the Fund (collectively the “Management Agreement Rates”) payable by the Fund to Advent and to GFIA for investment management and advisory services, respectively. Additionally, the Independent Trustees received and considered information comparing the Management Agreement Rates (on a stand-alone basis exclusive of service fee/administrative fee rates) with those of the other funds in the Peer Group. The Independent Trustees concluded that the fees were fair and equitable based on relevant factors, including the Fund’s performance results and total expenses relative to its Peer Group.

Profitability
The Independent Trustees received and considered an estimated profitability analysis of Advent and GFIA based on the Management Agreement Rates. The Independent Trustees concluded that, in light of the costs of providing investment advisory services, investment management and other services to the Fund, the profits and other ancillary benefits that Advent and GFIA received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale
The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Information about Services to Other Clients
The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent and GFIA to their other clients. In particular, Advent explained that its hedge fund clients pay higher fees than the Fund. Advent also confirmed that the Fund differs from certain other accounts advised by Advent in that the Fund is more complex to manage, requires greater resources from Advent and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided to the Fund in relation to those typically provided to hedge funds and separate accounts. Advent also noted that certain pension funds enjoyed discounts on fees, as disclosed in Advent’s Form ADV. In addition, GFIA noted that it may charge different fees to other clients, which are a result of different types and levels of services provided.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Investment Management Agreement and the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

36 | LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT

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FUND INFORMATION	April 30, 2013

Board of Trustees Randall C. Barnes Daniel L. Black Tracy V. Maitland* Chairman Derek Medina Ronald A. Nyberg Gerald L. Seizert Michael A. Smart
Officers
Tracy V. Maitland
President and Chief
Executive Officer

Robert White
Treasurer and Chief
Financial Officer

Edward C. Delk
Secretary and Chief
Compliance Officer

Douglas Teresko
Vice President and
Assistant Secretary

Investment Manager
Advent Capital
Management, LLC
New York, New York

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Lisle, Illinois

Administrator
Rydex Fund Services, LLC
Rockville, Maryland

Accounting Agent
and Custodian
The Bank of
New York Mellon
New York, New York
Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, New York Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, New York

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Portfolio Managers
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer),Paul Latronica (Managing Director), Hart Woodson (Managing Director) and Douglas Teresko (Managing Director).

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or www.guggenheiminvestments.com/lcm.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheiminvestments.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby given in accordance with Section 239(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

LCM | ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND SEMIANNUAL REPORT | 39

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process
Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2	Analyze the quality of issues to help manage downside risk;

3	Analyze fundamentals to identify catalysts for favorable performance; and

4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
1271 Avenue of the Americas	2455 Corporate West Drive
New York, New York 10018	Lisle, IL 60532
Member FINRA/SIPC
(6/13)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-LCM-SAR-0413

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Tracy Maitland, Hart Woodson, Paul Latronica and Doug Teresko (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of April 30, 2013:

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Chief Executive Officer and Founder at Advent Capital Management, LLC.
Hart Woodson	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC since March 2007. He was previously a Senior Vice President at GAMCO Investments, Inc. from 1994-2007.
Paul Latronica	2011	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than fifteen years.
Doug Teresko	2013	Portfolio Manager at Advent Capital Management, LLC since October 2011. He was previously Head of Relative Value Equity Trading at Credit Suisse from 2005–2011.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of April 30, 2013:

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$1,134,589,140.66	0	0
Other pooled investment vehicles	1	$13,013,261.58	0	0
Other accounts	55	$3,801,264,340.81	1	$ 406,596,087.84

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$1,134,589,140.66	0	0
Other pooled investment vehicles	6	$652,653,944.14	0	0
Other accounts	15	$1,999,340,878.84	0	0

Hart Woodson

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$1,134,589,140.66	0	0
Other pooled investment vehicles	5	$639,640,682.56	0	0
Other accounts	3	$350,495,590.02	0	0

Doug Teresko

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	0
Other pooled investment vehicles	0	$0	0	0
Other accounts	177	$166,900,333.08	0	0

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure.  The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)   Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of April 30, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$5,001- $50,000
Paul Latronica	$5,001- $50,000
Hart Woodson	$100,001 - $500,000
Doug Teresko	$100,001 - $500,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a – 3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:   July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title:   President and Chief Executive Officer

Date:   July 8, 2013

By:      /s/ Robert White

Name: Robert White

Title:   Treasurer and Chief Financial Officer

Date:    July 8, 2013